SUB-ITEM 77I - Terms of New or Amended
Securities

77I(b) - Attached are the Class A Shares, Class C
Shares and Class F Shares Exhibits to the Multiple
Class Plan of Federated Government Income
Securities, Inc. The information contained in the attached Exhibits serve as the description of the Shares as required by this Item.



CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 03/01/18)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fe
es
an
d
Ex
pe
ns
es
M
a
x
i
m
u
m

A
m
o
u
n
t
A
ll
o
c
a
t
e
d
C
l
a
s
s
A

S
h
a
r
e
s
Sal
es
Lo
ad
U
p
t
o
5
..
5
%

o
f
t
h
e
p
u
b
li
c
o
f
f
e
ri
n
g
p
ri
c
e
Co
nti
ng
ent
De
fer
re
d
Sal
es
Ch
ar
ge
("
C
DS
C"
)
0
..
0
0
%
Sh
ar
eh
old
er
Se
rvi
ce
Fe
e
U
p
t
o
2
5
b
a
s
i
s
p
o
i
n
t
s
(
0
..
2
5
%
)
o
f
t
h
e
a
v
e
r
a
g
e
d
a
il
y
n
e
t
a
s
s
e
t
v
a
l
u
e
12
b-
1
Fe
e
A
s
s
e
t
f
o
rt
h
i
n
t
h
e
a
tt
a
c
h
e
d
S
c
h
e
d
u
l
e
Re
de
m
pti
on
Fe
e
A
s
s
e
t
f
o
rt
h
i
n
t
h
e
a
tt
a
c
h
e
d
S
c
h
e
d
u
l
e
Ot
he
r
Ex
pe
ns
es
It
e
m
i
z
e
d
e
x
p
e
n
s
e
s
i
n
c
u
r
r
e
d
b
y
t
h
e
F
u
n
d
w
it
h
r
e
s
p
e
c
t
t
o
h
o
l
d
e
r
s
o
f
C
l
a
s
s
A

S
h
a
r
e
s
a
s
d
e
s
c
ri
b
e
d
i
n
S
e
c
ti
o
n
3
o
f
t
h
e
P
l
a
n

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class A Shares
that are not subject to a
contingent deferred sales
charge ("CDSC") based
upon the redemption of a
"Large Ticket" purchase
made within 24 months may
be converted to any other
Share Class within the same
Fund, provided that
shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Class A Shares may be
exchanged for Class A
Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

L
o
a
d

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
5
..
5
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(B)	FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(C)	MODIFIED FIXED INCOME SALES LOAD
SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
0
0
%
$
2
5
0
,
0
0
0
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(D)	MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e

A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f
P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e


A
l
l
p
u
r
c
h
a
s
e
s
0
..
0
0
%

(E)	ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
2
..
0
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
1
..
7
5
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
5
0
%
$
2
5
0
,
0
0
0
+
0
..
0
0
%

(F)	"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A
Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)	REDUCING OR ELIMINATING THE SALES
LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in
Class A, Class B, Class C, Class F, and Class
R Shares, made or held by (or on behalf of)
the investor, the investor's spouse, and the
investor's children under age 21 (regardless
of whether the purchases or investments are
made or held directly or through an
investment professional or through a single-
participant retirement account); provided that
such purchases and investments can be linked
using tax identification numbers (TINs),
social security numbers (SSNs), or Broker
Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

	(H)	WAIVER OF SALES LOAD

	Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

*
	within 120 days of redeeming shares of an
equal or greater amount;
*
	through a program offered by a Financial
Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for
example, a wrap account, self-directed
brokerage account, retirement or other fee-
based program offered by the Financial
Intermediary) and where the Financial
Intermediary has agreed with the principal
underwriter not to receive a dealer reallowance
on purchases under such program;
*
	with reinvested dividends or capital gains;
*
	or Class A Shares, issued in connection with
the merger, consolidation, or acquisition of the
assets of another fund.  Further, no sales load
shall be assessed on purchases of Shares made
by a shareholder that originally became a
shareholder of a Federated Fund pursuant to the
terms of an agreement and plan of
reorganization which permits shareholders to
acquire Shares at NAV provided that such
Shares are held directly with the Fund's transfer
agent.  If the Shares are held through a financial
intermediary the sales charge waiver will not
apply;
*
	by Federated Life Members (Federated
shareholders who originally were issued shares
through the "Liberty Account", which was an
account for the Liberty Family of Funds on
February 28, 1987, or who invested through an
affinity group prior to August 1, 1987, into the
Liberty Account);
*
	by Directors, Trustees, employees, former
employees and sales representatives of the
Fund, the Adviser, the principal underwriter
and their affiliates, employees of any
investment professional that sells Shares
according to a sales agreement with the
principal underwriter, by the immediate family
members of the above persons, and by trusts,
pensions or profit-sharing plans for the above
persons; and
*
	pursuant to the exchange privilege.




 (I)	WAIVER OF CONTINGENT DEFFERED
SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%)
CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

*
	following the death of the last surviving
shareholder or post-purchase disability, as
defined in Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
	of Shares that were reinvested within 120 days
of a previous redemption;
*
	of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that
sells Shares according to a sales agreement with
the principal underwriter, by the immediate
family members of the above persons, and by
trusts, pension or profit-sharing plans for the
above persons;
*
	of Shares originally purchased through a
program offered by a Financial Intermediary
that provides for the purchase of Shares without
imposition of a sales charge (for example, a
wrap account, self-directed brokerage account,
retirement, or other fee-based program offered
by the Financial Intermediary) and where the
Financial Intermediary has agreed with the
principal underwriter not to receive an
advanced commission on purchases under such
program;
*
	of Shares purchased with reinvested dividends
or capital gains;
*
	imposed by the Fund when it closes an account
for not meeting the minimum balance
requirements; and
*
	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


(J)	SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

i.	MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred
compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill
Lynch's platform
Shares of funds purchased through the Merrill Edge
Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill
Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill
Lynch:
Breakpoints, Rights of Accumulation & Letters of
Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time




ii.	A
MERIPRISE FINANCIAL

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial [platform or] account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus:
*	Employer-sponsored retirement plans (e.g.,
401(k) plans, 457 plans, employer-sponsored
403(b) plans, profit sharing and money purchase
pension plans and defined benefit plans). For
purposes of this provision, employer-sponsored
retirement plans do not include SEP IRAs,
Simple IRAs or SAR-SEPs.
*	Shares purchased through an Ameriprise
Financial investment advisory program (if an
Advisory or similar share class for such
investment advisory program is not available).
*	Shares purchased by third party investment
advisors on behalf of their advisory clients
through Ameriprise Financial's platform (if an
Advisory or similar share class for such
investment advisory program is not available).
*	Shares purchased through reinvestment of capital
gains distributions and dividend reinvestment
when purchasing shares of the same Fund (but
not any other fund within the same fund family).
*	Shares exchanged from Class C shares of the
same fund in the month of or following the 10-
year anniversary of the purchase date. To the
extent that this prospectus elsewhere provides for
a waiver with respect to such shares following a
shorter holding period, that waiver will apply to
exchanges following such shorter period. To the
extent that this prospectus elsewhere provides for
a waiver with respect to exchanges of Class C
shares for load waived shares, that waiver will
also apply to such exchanges.
*	Employees and registered representatives of
Ameriprise Financial or its affiliates and their
immediate family members.
*	Shares purchased by or through qualified
accounts (including IRAs, Coverdell Education
Savings Accounts,  401(k)s, 403(b) TSCAs
subject to ERISA and defined benefit plans) that
are held by a covered family member, defined as
an Ameriprise financial advisor and/or the
advisor's spouse, advisor's lineal ascendant
(mother, father, grandmother, grandfather, great
grandmother, great grandfather), advisor's lineal
descendant (son, step-son, daughter, step-
daughter, grandson, granddaughter, great
grandson, great granddaughter) or any spouse of
a covered family member who is a lineal
descendant.
*	Shares purchased from the proceeds of
redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

iii.	MORGAN STANLEY SMITH BARNEY

Effective April 30, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares
available at Morgan Stanley Wealth Management
*	Employer-sponsored retirement plans (e.g., 401(k)
plans, 457 plans, employer-sponsored 403(b) plans,
profit sharing and money purchase pension plans and
defined benefit plans).  For purposes of this
provision, employer-sponsored retirement plans do
not include SEP IRAs, Simple IRAs, SAR-SEPs or
Keogh plans
*	Morgan Stanley employee and employee-related
accounts according to Morgan Stanley's account
linking rules
*	Shares purchased through reinvestment of dividends
and capital gains distributions when purchasing
shares of the same fund
*	Shares purchased through a Morgan Stanley self-
directed brokerage account
*	Class C (i.e., level-load) shares that are no longer
subject to a contingent deferred sales charge and are
exchanged to Class A shares of the same fund
pursuant to Morgan Stanley Wealth Management's
intra-fund share class exchange program
*	Shares purchased from the proceeds of redemptions
within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.


4.	SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap
Growth Fund, and Federated International Small Company
Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A
Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The
12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE

M
ult
ipl
e
Cl
ass
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
de
rat
ed
Eq
uit
y
Fu
nd
s


Fe
der
ate
d
Ab
sol
ute
Ret
urn
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Sm
all
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Gl
ob
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Lar
ge
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Sm
all
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Mi
d-
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Eq
uit
y
Inc
om
e
Fu
nd,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Gl
ob
al
All
oc
ati
on
Fu
nd
N
o
n
e
N
o
n
e



Fe
de
rat
ed
Hi
gh
Yi
eld
Tr
ust


Fe
der
ate
d
Eq
uit
y
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Inc
om
e
Se
cu
riti
es
Tr
ust


Fe
der
ate
d
Ca
pit
al
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Mu
ni
an
d
Sto
ck
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Re
al
Ret
urn
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Se
rie
s


Fe
der
ate
d
M
DT
All
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Bal
anc
ed
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Eq
uit
y
Tr
ust


Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Va
lue
Fu
nd
0
..
0
0
%
N
o
n
e






Fe
de
rat
ed
W
orl
d
In
ves
tm
ent
Se
rie
s,
Inc
..


Fe
der
ate
d
Int
ern
ati
on
al
Le
ade
rs
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Sm
all-
Mi
d
Co
mp
an
y
Fu
nd
0
..
2
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




2.  CLASS A SHARES SUBJECT TO THE FIXED
INCOME LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Str
ate
gic
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e



Fe
der
ate
d
Go
ver
nm
ent
Inc
om
e
Sec
uri
ties
,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Hi
gh
Inc
om
e
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Hi
gh
Yie
ld
Tr
ust


Fed
erat
ed
Hig
h
Yie
ld
Tru
st
0
..
0
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Fu
nd
for
U.
S.
Go
ver
nm
ent
Sec
urit
ies
N
o
n
e
N
o
n
e



Fe
der
ate
d
Int
ern
ati
on
al
Ser
ies,
Inc
..


Fed
erat
ed
Glo
bal
Tot
al
Ret
urn
Bo
nd
fun
d
(for
me
rly
Fed
erat
ed
Int
ern
atio
nal
Bo
nd
Fu
nd)
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inv
est
me
nt
Ser
ies
Fu
nds
,
Inc
..


Fed
erat
ed
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Sec
uri
ties
Inc
om
e
Tr
ust


Fed
erat
ed
Mu
nici
pal
Hig
h
Yie
ld
Ad
van
tag
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ohi
o
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Pen
nsy
lva
nia
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Wo
rld
Inv
est
me
nt
Ser
ies,
Inc
..


Fed
erat
ed
Em
erg
ing
Ma
rke
t
De
bt
Fu
nd
N
o
n
e
N
o
n
e

3.  Class A Shares Subject to the MODIFIED FIXED
INCOME Sales Load Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Sh
ort-
Ter
m
Inc
om
e
Fu
nd
0
..
5
0
%
N
o
n
e




Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Sh
ort-
Int
er
me
diat
e
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Sh
ort
-
Int
er
me
dia
te
Du
rat
ion
Mu
nic
ipa
l
Tr
ust
0
..
2
5
%
N
o
n
e




4.	Class A Shares Subject to the Money Market Load
Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Mo
ney
Ma
rke
t
Ob
lig
ati
ons
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Res
erv
es
Fu
nd
0
..
4
5
%
N
o
n
e

5.	Class A Shares Subject to the Ultrashort Bond
Load Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Mu
nici
pal
Ult
ras
hor
t
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Flo
atin
g
Rat
e
Str
ate
gic
Inc
om
e
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Ult
ras
hor
t
Du
rati
on
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Ult
ras
hor
t
Bo
nd
Fu
nd
0
..
3
0
%
N
o
n
e

6.	Class A Shares Not Participating in the Large
Ticket Purchase Program

Multi
ple
Class
Com
pany
S
e
r
i
e
s
Feder
ated
Fixed
Inco
me
Secur
ities,
Inc.
F
e
d
e
r
a
t
e
d

M
u
n
i
c
i
p
a
l

U
l
t
r
a
s
h
o
r
t

F
u
n
d
Feder
ated
Inco
me
Secur
ities
Trust
F
e
d
e
r
a
t
e
d

S
h
o
r
t
-
T
e
r
m

I
n
c
o
m
e

F
u
n
d

F
e
d
e
r
a
t
e
d

F
l
o
a
t
i
n
g

R
a
t
e

S
t
r
a
t
e
g
i
c

I
n
c
o
m
e

F
u
n
d
Feder
ated
Instit
ution
al
Trust
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

U
l
t
r
a
s
h
o
r
t

D
u
r
a
t
i
o
n

F
u
n
d
Feder
ated
Short
-
Inter
medi
ate
Durat
ion
Muni
cipal
Trust

Feder
ated
Total
Retur
n
Series
, Inc.
F
e
d
e
r
a
t
e
d

U
l
t
r
a
s
h
o
r
t

B
o
n
d

F
u
n
d





CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor.
Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class C
Shares
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
1.00% of the share price
at the time of purchase or
redemption, whichever is
lower if redeemed within
twelve months following
purchase


S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value


1
2
b
-
1

F
e
e
As set forth in the
attached Schedule


R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the
attached Schedule


O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class C Shares as
described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class C
Shares that are not subject
to a contingent deferred
sales charge ("CDSC")
may be converted to any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought,
as applicable. For Class C
Shares purchased through
a financial intermediary
after (DATE), such shares
may only be converted to
another Share Class of the
same Fund if: (i) the Class
C Shares are no longer
subject to a CDSC or the
financial intermediary
agrees to reimburse the
Fund's distributor the
CDSC otherwise payable
upon the sale of such Class
C Shares; (ii) the
shareholder meets the
investment minimum and
eligibility requirements for
the Share Class into which
the conversion is sought,
as applicable; and (iii) (A)
the conversion is made to
facilitate the shareholder's
participation in a self-
directed brokerage account
for a fee-based advisory
program offered by the
intermediary, or (B) the
conversion is part of a
multiple-client transaction
through a particular
financial intermediary as
pre-approved by the
Fund's Administrator.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class C Shares may be
exchanged for Class C
Shares of any other Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A)	 WAIVER OF CDSC

*
following the death of the last
surviving shareholder or post-
purchase disability, as defined in
Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust
following the death of the
trustor/grantor or beneficiary,
provided that the trust document
specifically states that the trust is
terminated upon the death
*
	representing minimum required
distributions ("RMD") from an
Individual Retirement Account or
other retirement plan as required
under the Internal Revenue Code;
*
of Shares that were reinvested within
120 days of a previous redemption;
*
of Shares held by the Directors,
Trustees, employees, former
employees and sales representatives
of the Fund, the Adviser, the principal
underwriter and their affiliates,
employees of any investment
professional that sells Shares
according to a sales agreement with
the principal underwriter, by the
immediate family members of the
above persons, and by trusts, pension
or profit-sharing plans for the above
persons;
*
of Shares originally purchased
through a program offered by a
Financial Intermediary that provides
for the purchase of Shares without
imposition of a sales charge (for
example, a wrap account, self-
directed brokerage account,
retirement, or other fee-based
program offered by the Financial
Intermediary) and where the
Financial Intermediary has agreed
with the principal underwriter not to
receive an advanced commission on
purchases under such program;
*
of Shares purchased with reinvested
dividends or capital gains;
*
imposed by the Fund when it closes
an account for not meeting the
minimum balance requirements; and
*
of Shares which were purchased
pursuant to an exchange privilege if
the Shares were held for the
applicable CDSC holding period.

(B)  SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge
("CDSC") waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.


4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code;
and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C
Shares on the terms set forth in the Class C Shares
Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Equ
ity
Fun
ds:


Fede
rate
d
Abs
olut
e
Retu
rn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Clov
er
Sma
ll
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Glo
bal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Larg
e
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Sma
ll
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Mid
-Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Prud
ent
Bear
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Equ
ity
Inco
me
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Fixe
d
Inco
me
Sec
uriti
es,
Inc.
:


Fede
rate
d
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Glo
bal
Allo
cati
on
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Gov
ern
men
t
Inco
me
Sec
uriti
es,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Hig
h
Inco
me
Bon
d
Fun
d,
Inc.
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Hig
h
Yiel
d
Tru
st
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Inco
me
Sec
uriti
es
Tru
st:


Fede
rate
d
Capi
tal
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Floa
ting
Rate
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Fun
d for
U.S.
Gov
ern
men
t
Secu
ritie
s
0
..
7
5
%
N
o
n
e
Fede
rate
d
Mun
i
and
Stoc
k
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Real
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e





CLASS C SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE (continued)
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Inde
x
Tru
st


Fede
rate
d
Max
-Cap
Inde
x
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inte
rnat
iona
l
Seri
es,
Inc.
:


Fede
rate
d
Glo
bal
Tota
l
Retu
rn
Bon
d
Fun
d
(for
merl
y
Fede
rate
d
Inter
nati
onal
Bon
d
Fun
d)
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inve
stm
ent
Seri
es
Fun
ds,
Inc.
:


Fede
rate
d
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
MD
T
Seri
es:


Fede
rate
d
MD
T
All
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Bala
nced
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Larg
e
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
MD
T
Equ
ity
Tru
st


Fede
rate
d
MD
T
Larg
e
Cap
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Bon
d
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Sec
uriti
es
Inco
me
Tru
st:


Fede
rate
d
Mun
icipa
l
Hig
h
Yiel
d
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Tot
al
Ret
urn
Seri
es,
Inc.
:


Fede
rate
d
Tota
l
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Wor
ld
Inve
stm
ent
Seri
es,
Inc.
:


Fede
rate
d
Eme
rgin
g
Mar
ket
Debt
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Lea
ders
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Sma
ll-
Mid
Com
pany
Fun
d
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Mo
ney
Mar
ket
Obli
gati
ons
Tru
st:


Fede
rate
d
Gov
ern
men
t
Rese
rves
Fun
d
0
..
7
5
%
N
o
n
e




CLASS F SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 6/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales.
In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class F
Shares
S
a
l
e
s

L
o
a
d
Up to 100 basis points
(1.00%) of the public
offering price
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
Up to 100 basis points
(1.00%) of the share
price at the time of
original purchase or
redemption, whichever
is lower
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value
1
2
b
-
1

F
e
e
As set forth in the
attached Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund
with respect to holders
of Class F Shares as
described in Section 3
of the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class F
Shares that are not
subject to a contingent
deferred sales charge
("CDSC") may be
converted into any other
Share Class of the same
Fund, provided that the
shareholder meets the
eligibility requirements
for the Share Class into
which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class F Shares may be
exchanged for Class F
Shares of any other
Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated as a redemption and purchase.

3.	EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

	(A)	BASIC SALES LOAD SCHEDULE *


P
u
r
c
h
a
s
e

A
m
o
u
n
t
:
S
a
l
e
s

C
h
a
r
g
e

a
s

P
e
r
c
e
n
t
a
g
e

o
f

O
f
f
e
r
i
n
g

P
r
i
c
e
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

N
A
V
L
e
s
s

t
h
a
n

$
1

m
i
l
l
i
o
n
1
..
0
0
%
1
..
0
1
%
$
1

m
i
l
l
i
o
n

o
r

g
r
e
a
t
e
r
0
..
0
0
%
0
..
0
0
%
	(B)	CDSC SCHEDULE
Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:


P
u
r
c
h
a
s
e

A
m
o
u
n
t
:

S
h
a
r
e
s

H
e
l
d
:
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e
:

U
n
d
e
r

$
2

m
i
l
l
i
o
n
4

y
e
a
r
s

o
r

l
e
s
s

1
..
0
0
%
$
2

m
i
l
l
i
o
n

b
u
t

l
e
s
s

t
h
a
n

$
5

m
i
l
l
i
o
n
2

y
e
a
r
s

o
r

l
e
s
s
0
..
5
0
%
$

5

m
i
l
l
i
o
n

o
r

g
r
e
a
t
e
r

1

y
e
a
r

o
r

l
e
s
s
0
..
2
5
%

(C)	REDUCING OR ELIMINATING THE SALES
LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in Class
A, Class B, Class C, Class F, and Class R
Shares, made or held by (or on behalf of) the
investor, the investor's spouse, and the
investor's children under age 21 (regardless of
whether the purchases or investments are made
or held directly or through an investment
professional or through a single-participant
retirement account); provided that such
purchases and investments can be linked using
tax identification numbers (TINs), social
security numbers (SSNs), or Broker
Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

 (D)	WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

*
within 120 days of redeeming Shares of an equal
or greater amount;
*
through a financial intermediary that did not
receive a dealer reallowance on the purchase;
*
by shareholders who originally became
shareholders of a Fund pursuant to the terms of
an agreement and plan of reorganization which
permits the shareholders to acquire shares at net
asset value.  However, if the shareholder closes
their account with the transfer agent, or if the
shareholder transfers their account to another
financial intermediary, the shareholder may no
longer receive a sales charge waiver;
*
with reinvested dividends or capital gains;
*
by Directors, Trustees, employees, former
employees and sales representatives of the Fund,
the Adviser, the principal underwriter and their
affiliates, employees of any investment
professional that sells shares according to a sales
agreement with the principal underwriter, by the
immediate family members of the above persons,
and by trusts, pension or profit-sharing plans for
the above persons; and
*
pursuant to the exchange privilege.




	(E)	WAIVER OF CDSC

	Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

*
following the death of the last surviving
shareholder or post-purchase disability, as
defined in Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
of Shares that were reinvested within 120 days
of a previous redemption of an equal or lesser
amount;
*
of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that
sells Shares according to a sales agreement with
the principal underwriter, by the immediate
family members of the above persons, and by
trusts, pension or profit-sharing plans for the
above persons;
*
of Shares originally purchased through a
program offered by a Financial Intermediary that
provides for the purchase of Shares without
imposition of a sales charge (for example, a
wrap account, self-directed brokerage account,
retirement, or other fee-based program offered
by the Financial Intermediary) and where the
Financial Intermediary has agreed with the
principal underwriter not to receive an advanced
commission on purchases under such program;
*
of Shares purchased with reinvested dividends or
capital gains;
*
imposed by the Fund when it closes an account
for not meeting the minimum balance
requirements;
*
of Shares which were purchased pursuant to an
exchange privilege if the Shares were held for
the applicable CDSC holding period; and
*
representing a total or partial distribution from a qualified plan, which would not include account transfer, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual
Retirement Account, Keogh Plan or custodial account following retirement.




SCHEDULE OF FUNDS
OFFERING CLASS F SHARES

The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD
SCHEDULE

Multiple Class Company
  Series
1
2
b
-
1

F
e
e


Federated Equity Income
Fund, Inc.
0
..
2
5
%


Federated Fixed Income
Securities, Inc.:
Federated Strategic Income
Fund

0
..
0
5
%


Federated Government
Income Securities, Inc.
N
o
n
e


Federated Income
Securities Trust:
Federated Capital Income
Fund
Federated Muni and Stock
Advantage Fund

0
..
0
5
%
N
o
n
e


Federated Investment
Series Funds, Inc.:
Federated Bond Fund

N
o
n
e


Federated Municipal Bond
Fund, Inc.
N
o
n
e


Federated Municipal
Securities Income Trust:
Federated Municipal High
Yield Advantage Fund
Federated Ohio Municipal
Income Fund

0
..
0
5
%
0
..
4
0
%


Money Market Obligations
Trust:
Federated Government
Reserves Fund

0
..
4
5
%